UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 29, 2008 (May 22, 2008)

PAIN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29959	91-1911336
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Bridgepointe Parkway, Suite 500

San Mateo, California 94404

(Address of principal executive offices, including zip code)

(650) 624-8200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2008 Equity Incentive Plan

At the Annual Meeting of Stockholders of Pain Therapeutics, Inc. (the “Company”) held on May 22, 2008, (the “2008 Annual Meeting”), the stockholders of the Company approved the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), which the Company’s Board of Directors previously approved. The 2008 Plan, which replaces the Company’s 1998 Stock Plan (the “1998 Plan”), provides for the grant of the following types of incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units, (v) performance shares and performance units, and (vi) other stock or cash awards.

Each of these is referred to individually as an “Award.” The maximum aggregate number of shares of the Company’s common stock (“Shares”) that may be awarded and sold under the 2008 Plan is 8,000,000 Shares plus (i) any Shares that, as of the date of the 2008 Annual Meeting, have been reserved but not issued pursuant to any Awards granted under the 1998 Plan, and (ii) any Shares subject to stock options or similar Awards granted under the Company’s 1998 Plan that expire or otherwise terminate without having been exercised in full and Shares issued pursuant to Awards granted under the 1998 Plan that are forfeited to or repurchased by the Company. The 2008 Plan provides that it shall be administered by the Board of Directors or a committee appointed by the Board of Directors (in either case, the “Administrator”). Subject to the terms of the 2008 Plan, the Administrator has the sole discretion to select the employees, directors and consultants who will receive Awards, to determine the terms and conditions of Awards, to interpret the provisions of the 2008 Plan and outstanding Awards, and to make other determinations deemed necessary or advisable for administering the 2008 Plan.

The 2008 Plan is described in detail in the Company’s 2008 proxy statement filed with the Securities and Exchange Commission in connection with the 2008 Annual Meeting. The summary descriptions of the 2008 Plan set forth above and in the 2008 proxy statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2008 Plan which is filed as Exhibit 10.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	2008 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAIN THERAPEUTICS, INC.

By:	/s/ Peter S. Roddy
Peter S. Roddy
Vice President & Chief Financial Officer

Date: May 29, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	2008 Equity Incentive Plan